EHIBIT 99.1
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VIISAGE TO ACQUIRE IRIDIAN TECHNOLOGIES


BILLERICA, Mass.--(BUSINESS WIRE)--July 17, 2006--Viisage Technology, Inc. (Nasdaq: VISG) today announced that it has entered into a definitive agreement to acquire privately-held Iridian Technologies, Inc., the company responsible for the initial development and commercialization of iris recognition technology. Iridian's extensive intellectual property portfolio and industry-standard iris recognition algorithm will be combined with Viisage's wholly-owned subsidiary SecuriMetrics, Inc. to advance the development and implementation of SecuriMetrics' advanced hardware, software and database capabilities. Upon completion of the Iridian transaction and the pending merger with Identix Incorporated (Nasdaq: IDNX), Viisage is expected to become the only U.S.-based manufacturer of a full range of handheld and multi-modal biometric recognition solutions encompassing iris, finger and face.

Under the terms of its definitive agreement with Iridian, Viisage will pay Iridian shareholders $35 million in cash. In parallel with the negotiation of the Iridian transaction, Viisage also secured a $6.5 million reduction in potential contingency payments to SecuriMetrics under the terms of Viisage's February 2006 acquisition of SecuriMetrics, resulting in an effective "net" purchase price for Iridian of $28.5 million. The acquisition of Iridian will be funded primarily by proceeds from the initial $100 million investment into Viisage by L-1 Investment Partners in December 2005.


Iridian is expected to have positive net working capital and be debt free at the time of the close of the transaction. The company is estimated to generate positive pro forma EBITDA of approximately $3 million in 2006. Closing of the Iridian transaction, which is anticipated to occur in August 2006, is subject to the satisfaction of a number of customary precedent conditions, including obtaining requisite Iridian shareholder approval.


Current Iridian licensees (including Panasonic and Oki Electric Industry Co.) will continue to have non-exclusive rights to deploy Iridian's software and related intellectual property in integrated products manufactured by the licensees.


"With direct access to the IP that underpins the iris recognition market, our business will realize improved margins and cost synergies, as well as significant revenue opportunities," said Robert V. LaPenta, Chairman of the Board of Viisage. "Most importantly, we believe the market will now be primed for accelerated growth as the development of critical services and products required for widespread adoption of iris recognition technologies can proceed ahead unencumbered."


Iris recognition technology identifies people by the unique patterns of the iris
- the colored ring around the pupil of the eye - and is designed to meet the authentication needs of large-scale, country-wide applications. Iridian filed the first industry patent (Flom) for this technology in 1987, and with it controlled greater than 90 percent of the iris recognition market until the expiration of the patent beginning in 2005. Today the company maintains an extensive intellectual portfolio in this area, including holding the key iris algorithm patent that is the industry standard for iris recognition.


Iridian licenses iris recognition software and related intellectual property to hardware and software developers for applications in the government, military and commercial markets, both domestically and internationally. One of Iridian's more significant deployments includes the United Arab Emirates (UAE) Border Control Program. This program uses Iridian software in combination with third-party hardware at all land, air, and sea ports for enrolling visa applicants and visitors. The purpose of the program is to identify high risk or expelled individuals and ensure that they are prevented from re-entering the country. To date, the program is believed to have prevented more than 70,000 expellees from re-entering the country.


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"This acquisition brings together the premiere iris device and database management provider with the recognized leader in iris algorithm development and will provide tremendous benefits to our customers and the overall market," said Greg Peterson, Founder & CEO of SecuriMetrics. "This combination removes the market perception and technology development challenges that have prevented widespread market adoption and will support the development of the truly multi-biometric search capability that is in such high demand by large federal projects and civil agencies."


Iridian's business operation, currently located in Moorestown, N.J., is expected to be integrated into Identix' Jersey City, N.J. research facility once the pending Identix merger is consummated.


EBITDA


Viisage uses EBITDA as a non-GAAP financial performance measurement. EBITDA is calculated by adding back to net income (loss) interest, taxes, depreciation and amortization. EBITDA is provided to investors to complement results provided in accordance with GAAP, as management believes the measures help illustrate underlying operating trends in the Company's business and uses the measures to establish internal budgets and goals, manage the business, and evaluate performance. Management also believes that EBITDA provides an additional tool for investors to use in comparing Viisage's financial results with other companies in the industry, many of which also use EBITDA in their communications to investors. By excluding non-cash charges such as amortization and depreciation as well as non-operating charges for interest and income taxes, Viisage can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry and to its operations in prior quarters. As noted above, EBITDA excludes the effect of interest, taxes, depreciation and amortization. Because EBITDA eliminates these items, Viisage considers this financial measure to be an important indicator of the Company's operational strength and performance of its business and a good measure of the Company's historical operating trend. EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. Estimated pro forma EBITDA for 2006 has been calculated by adding estimated pro forma depreciation and amortization of $1.2 million to pro forma estimated net income of $1.8 million.


About Viisage Technology, Inc.


Viisage delivers advanced technology identity solutions for governments, law enforcement agencies and businesses concerned with enhancing security, reducing identity theft, and protecting personal privacy. Viisage solutions include secure credentials such as passports and drivers' licenses, biometric technologies for uniquely linking individuals to those credentials, and credential authentication technologies to ensure the documents are valid before individuals are allowed to cross borders, gain access to finances, or be granted other privileges. With more than 3,000 installations worldwide, Viisage's identity solutions stand out as a result of the company's industry-leading technology and unique understanding of customer needs. Viisage's product suite includes IdentityTOOLS(TM) SDK, Viisage PROOF(TM), FaceEXPLORER(R), iA-thenticate(R), ID-GUARD(R), BorderGuard(R), PIER(TM), HIIDE(TM), AutoTest(TM), FacePASS(TM) and FaceFINDER(R).


About Iridian Technologies


Iridian Technologies, Inc., of Moorestown, NJ is the world leader in development and commercialization of iris recognition technology - renowned as one of the most accurate biometric identifiers. The holder of US and international patents behind iris recognition technologies, Iridian offers unparalleled security for public-use applications such as simplified passenger travel, border control,



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national IDs, and election verification as well as restricted access and information access. For more information, visit www.iridiantech.com.


Forward Looking Statements


This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by Viisage through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to the future events or financial performance discussed in this release, based on management's beliefs and assumptions and information currently available. When used, the words "believe", "anticipate", "estimate", "project", "should", "expect", "plan", "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the size and timing of contract awards, performance on contracts, performance of acquired companies, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, developments with respect to litigation to which we are a party, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. In addition, such risks and uncertainties include, among others, the following risks: that requisite Iridian shareholder approval will not be obtained, or that the pending Iridian acquisition will not close or otherwise be delayed, that the pending merger with Identix will not close, that the regulatory or shareholder approval will not be obtained, that the closing will be delayed, that customers and partners will not react favorably to the merger, integration risks, the risk that the combined companies may be unable to achieve cost-cutting synergies, and other risks described in Viisage's and Identix' Securities and Exchange Commission filings, including the Registration Statement on Form S-4 filed with the SEC in connection with the transaction, Viisage's Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Identix' Annual Report on Form 10-K for the year ended June 30, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2005, December 31, 2005 and March 31, 2006 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Viisage expressly disclaims any obligation to update any forward-looking statements


Additional Information and Where to Find It


Investors and security holders of both Viisage and Identix are advised to read the joint proxy statement/prospectus regarding the business combination transaction referred to in the material below, when it becomes available, because it will contain important information. Viisage and Identix expect to mail a joint proxy statement/prospectus about the transaction to their respective stockholders. This joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by the companies at the Securities and Exchange Commission's web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from Identix or Viisage by directing such requests to the companies.

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Participants In Solicitation


Viisage, Identix and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Viisage's participants is set forth in the proxy statement dated, November 21, 2005, for Viisage's special meeting of shareholders held on December 16, 2005 as filed with the SEC on Schedule 14A. Information concerning Identix' participants is set forth in the proxy statement, dated October 6, 2005, for Identix' 2005 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Viisage and Identix in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.


CONTACT: L-1 Investment Partners
Doni Fordyce, 203-504-1109
dfordyce@l-1ip.com


SOURCE: Viisage Technology, Inc.



"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Viisage's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.










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